EXHIBIT 23
                                                                      ----------


                               TANDYCRAFTS, INC.


                       Consent of Independent Accountants


     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No's. 33-85550, 33-85548 and 33-57525) and to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-88290) of Tandycrafts, Inc. of our report dated August 11, 1998, appearing on page 19 of this Form 10-K.


/s/PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP

Fort Worth, Texas
September 28, 1998